DECEMBER 10, 2024 CRDF-004 Trial 1st Line RAS-mutated mCRC Initial Data Release

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Mark Erlander, PhD Chief Executive Officer

1st line RAS-mut mCRC trial data (CRDF-004) Commercial opportunity in 1st line mCRC The broader onvansertib opportunity AGENDA

Onvansertib specifically targets PLK1, a well-established cancer target Onvansertib First oral, well-tolerated PLK1-selective inhibitor ENZYME IC50 (µM) PLK1 0.002 PLK2 >10.000 PLK3 >10.000 CK2 0.400 FLT3 0.400 CDK1/CycB >10.000 42 other kinases and >140 in the Millipore panel >10.000 Exquisitely specific for PLK1 SPECIFICITY PROPERTIES Small molecule Oral dosing 24-hour half-life

1st line RAS-mut mCRC trial data (CRDF-004) AGENDA Fairooz Kabbinavar, MD, FACP Chief Medical Officer

Trial design of CRDF-004: first-line RAS-mutated mCRC Phase 2 trial First-line SoC: Chemo + bevacizumab First-line SoC: Chemo + bevacizumab 28 DAY CYCLE 6 7 8 9 10 11 12 13 14 20 21 22 23 24 25 26 27 28 ONVANSERTIB ONVANSERTIB ENROLLMENT CRITERIA ENDPOINTS * Primary: Secondary: ORR DoR and PFS KRAS+/NRAS+ Unresectable First-line mCRC N=90 R No prior bev mCRC Onv 30mg + Onv 20mg + SoC alone 6 RANDOMIZATION ARMS * Assessed by blinded independent central review (BICR) Patients’ tumors are scanned every 8 weeks 1. FOLFIRI/bev 2. FOLFOX/bev 3. FOLFIRI/bev 4. FOLFOX/bev 5. FOLFIRI/bev 6. FOLFOX/bev

Trial design of CRDF-004: first-line RAS-mutated mCRC Phase 2 trial ENROLLMENT CRITERIA ENDPOINTS * Primary: Secondary: ORR DoR and PFS KRAS+/NRAS+ Unresectable First-line mCRC N=90 R No prior bev mCRC Onv 30mg + Onv 20mg + SoC alone 6 RANDOMIZATION ARMS Demonstrate onvansertib’s efficacy in first-line RAS-mut mCRC Evaluate two doses of onvansertib per FDA’s Project Optimus Demonstrate the safety and tolerability of onvansertib when combined with FOLFIRI/bev and FOLFOX/bev OBJECTIVES OF THE TRIAL 1. FOLFIRI/bev 2. FOLFOX/bev 3. FOLFIRI/bev 4. FOLFOX/bev 5. FOLFIRI/bev 6. FOLFOX/bev * Assessed by blinded independent central review (BICR)

Patient maturity across arms are balanced in the current data set mCRC Onv 30mg + Onv 20mg + SoC alone 6 RANDOMIZATION ARMS NUMBER OF EVALUABLE* PATIENTS TIME ON TRIAL 2 mos 4 mos 6+mos Total patients 3 2 4 9 4 4 2 10 3 5 3 11 10 11 9 30 R * Evaluable patients defined as those with at least their first post-baseline scan (2 months after beginning treatment). mos: months 1. FOLFIRI/bev 2. FOLFOX/bev 3. FOLFIRI/bev 4. FOLFOX/bev 5. FOLFIRI/bev 6. FOLFOX/bev Total patients

ORR for the experimental arms is higher than for the control arms * Date Labels: estimated date of 8-week scan * Radiographic response determined per RECIST 1.1 by blinded independent central review. Waterfall plot reflects interim data as of November 26, 2024 from an ongoing trial and unlocked database. 57% ORR (12 of 21) Control Arms (SoC) Experimental Arms (Onvansertib + SoC) Best Radiographic Response OVERALL* – as of November 26, 2024 Patient Number FOLFOX FOLFIRI Confirmed Response 33% ORR (3 of 9) Best % Change from Baseline

Patient Number FOLFIRI / bev ORR for control and experimental arms is similar for FOLFIRI and FOLFOX * Radiographic response determined per RECIST 1.1 by blinded independent central review. Waterfall plot reflects interim data as of November 26, 2024 from an ongoing trial and unlocked database. 25% ORR (1 of 4) 40% ORR (2 of 5) 66% ORR (6 of 9) Control Arms Experimental Arms FOLFOX / bev Best Radiographic Response BY CHEMO BACKBONE* – as of November 26, 2024 FOLFOX / bev / onvansertib 50% ORR (6 of 12) FOLFIRI / bev / onvansertib Confirmed Response Onvansertib dose (mg) Best % Change from Baseline

Dose response: Higher onvansertib dose shows increased ORR with deeper responses Best Radiographic Response BY ONVANSERTIB DOSE* – as of November 26, 2024 * Radiographic response determined per RECIST 1.1 by blinded independent central review. Waterfall plot reflects interim data as of November 26, 2024 from an ongoing trial and unlocked database. Control Arms Experimental Arms SoC plus onvansertib (20mg) SoC plus onvansertib (30mg) SoC Confirmed Response Patient Number FOLFOX FOLFIRI 50% ORR (5 of 10) 64% ORR (7 of 11) 33% ORR (3 of 9) Best % Change from Baseline

Spider plots show deepening responses for onvansertib 30mg dose * Radiographic response determined per RECIST 1.1 by blinded independent central review. Spider plot reflects interim data as of November 26, 2024 from an ongoing trial and unlocked database. Radiographic Response over Time* – as of November 26, 2024 Experimental Arms SoC plus onvansertib (20mg) SoC plus onvansertib (30mg) Control Arms SoC Best Response % Change in target lesions from baseline

Swimmer plot shows most patients remain on trial Radiographic Response over Time* – as of November 26, 2024 Best Response # Confirmed Partial Response # Partial Response # Stable Disease Reason For Discontinuation # indicates % change from baseline # Progressive Disease > On Treatment To Pursue Surgery Adverse Event Progressive Disease * Radiographic response determined per RECIST 1.1 by blinded independent central review. Swimmer plot reflects interim data as of November 26, 2024 from an ongoing trial and unlocked database. SoC + onv (20mg) Control arms SoC + onv (30mg) Chemotherapy Backbone FOLFIRI FOLFOX IR OX

ORR is consistently higher for patients receiving onvansertib + SoC FOLFOX + bev FOLFIRI + bev 25% (1 of 4) Control Arms Onvansertib Arms Total 40% (2 of 5) 33% (3 of 9) All 30mgs onv 20mgs onv 50% (6 of 12) 66% (6 of 9) 57% (12 of 21) CRDF-004 Evaluable Population (N = 30) * Radiographic response determined per RECIST 1.1 by blinded independent central review. Interim data as of November 26, 2024 from an ongoing trial and unlocked database. Blue boxes indicate the 6 trial arms. ** Hecht et al., J Clin Oncol 2009 10 Feb; 27: 672-680 38% Historical Controls at End of Trial (Hecht, et al)** 44% Summary of Objective Response Rates by Cohort* – as of November 26, 2024 66% (4 of 6) 60% (3 of 5) 64% (7 of 11) 33% (2 of 6) 75% (3 of 4) 50% (5 of 10)

Demographics and baseline characteristics*

	Control Arms (SoC) N=9	SoC + Onvansertib 20mg N=10	SoC + Onvansertib 30mg N=11	Total N=30
Age (years)				
Median (range)	56.0 (32, 82)	47.0 (38, 69)	62.0 (39, 75)	55.5 (32, 82)
Gender, n (%)				
Male	6 (66.7)	4 (40.0)	6 (54.5)	16 (53.3)
Female	3 (33.3)	6 (60.0)	5 (45.5)	14 (46.7)
Race, n (%)				
White	8 (88.9)	9 (90.0)	11 (100)	28 (93.3)
Asian	1 (11.1)	0	0	1 (3.3)
Native Hawaiian or Other Pacific Islander	0	1 (10.0)	0	1 (3.3)
ECOG, n (%)				
0	4 (44.4)	6 (60.0)	8 (72.7)	18 (60.0)
1	5 (55.6)	4 (40.0)	3 (27.3)	12 (40.0)
Time to metastases, n (%)				
Metachronous	3 (33.3)	3 (30.0)	3 (27.3)	9 (30.0)
Synchronous	6 (66.7)	7 (70.0)	8 (72.7)	21 (70.0)
Side of Tumor, n (%)				
Bilateral	4 (44.4)	1 (10.0)	2 (18.2)	7 (23.3)
Left	2 (22.2)	4 (40.0)	3 (27.3)	9 (30.0)
Right	3 (33.3)	4 (40.0)	6 (54.5)	13 (43.3)
Liver metastasis at study entry, n (%)				
No	2 (22.2)	3 (30.0)	1 (9.1)	6 (20.0)
Yes	7 (77.8)	7 (70.0)	10 (90.9)	24 (80.0)
Liver only disease, n (%)				
No	7 (77.8)	10 (100)	8 (72.7)	25 (83.3)
Yes	2 (22.2)	0	3 (27.3)	5 (16.7)
Number of metastatic organs, n (%)				
Multiple	6 (66.7)	9 (90.0)	8 (72.7)	23 (76.7)
Single	3 (33.3)	1 (10.0)	3 (27.3)	7 (23.3)
Prior adjuvant or neo-adjuvant chemotherapy, n (%)				
No	7 (77.8)	7 (70.0)	10 (90.9)	24 (80.0)
Yes	2 (22.2)	3 (30.0)	1 (9.1)	6 (20.0)
Surgery on Primary tumor, n (%)				
No	4 (44.4)	5 (50.0)	7 (63.6)	16 (53.3)
Yes	5 (55.6)	5 (50.0)	4 (36.4)	14 (46.7)

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* Demographics and baseline characteristics are as of November 26, 2024 from an ongoing trial and unlocked database. Side of tumor data for one patient is currently not available.

Treatment emergent adverse events (TEAE) data*

	FOLFIRI/Bev (N=4)		FOLFIRI/Bev/Onv 20mg (N=6)		FOLFIRI/Bev/Onv 30mg (N=6)		FOLFOX/Bev (N=5)		FOLFOX/Bev/Onv 20mg (N=4)		FOLFOX/Bev/Onv 30mg (N=5)		All Control Arms (N=9)		All Experimental Arms (N=21)	
N (% of total)	All Grades	Gr ≥3	All Grades	Gr ≥3	All Grades	Gr ≥3	All Grades	Gr ≥3	All Grades	Gr ≥3	All Grades	Gr ≥3	All Grades	Gr ≥3	All Grades	Gr ≥3
Any Adverse Events	4 (100.0)	2 (50.0)	6 (100.0)	4 (66.7)	6 (100.0)	5 (83.3)	5 (100.0)	3 (60.0)	4 (100.0)	3 (75.0)	5 (100.0)	3 (60.0)	9 (100.0)	5 (55.6)	21 (100.0)	15 (71.4)
Fatigue	2 (50.0)	0	3 (50.0)	0	3 (50.0)	0	4 (80.0)	1 (20.0)	3 (75.0)	0	3 (60.0)	0	6 (66.7)	1 (11.1)	12 (57.1)	0
Nausea	2 (50.0)	0	5 (83.3)	0	2 (33.3)	0	3 (60.0)	0	4 (100.0)	0	2 (40.0)	0	5 (55.6)	0	13 (61.9)	0
Neutrophil count decreased	4 (100.0)	1 (25.0)	2 (33.3)	1 (16.7)	2 (33.3)	1 (16.7)	2 (40.0)	2 (40.0)	3 (75.0)	1 (25.0)	1 (20.0)	0	6 (66.7)	3 (33.3)	8 (38.1)	3 (14.3)
Neutropenia	0 (0.0)	0	0	0	3 (50.0)	3 (50.0)	0	0	0	0	0	0	0	0	3 (14.3)	3 (14.3)
Thrombocytopenia	0 (0.0)	0	0	0	1 (16.7)	0	0	0	1 (25.0)	0	2 (40.0)	0	0	0	4 (19.0)	0
White blood cell count decreased	1 (25.0)	0	2 (33.3)	0	0	0	2 (40.0)	0	0	0	0	0	3 (33.3)	0	2 (9.5)	0
Lymphocyte count decreased	1 (25.0)	0	1 (16.7)	0	0	0	0	0	0	0	1 (20.0)	1 (20.0)	1 (11.1)	0	2 (9.5)	1 (4.8)
Diarrhoea	0 (0.0)	0	3 (50.0)	1 (16.7)	6 (100.0)	0	2 (40.0)	0	0	0	2 (40.0)	0	2 (22.2)	0	11 (52.4)	1 (4.8)
Abdominal pain	2 (50.0)	1 (25.0)	1 (16.7)	0	2 (33.3)	0	1 (20.0)	0	1 (25.0)	0	2 (40.0)	0	3 (33.3)	1 (11.1)	6 (28.6)	0
Vomiting	1 (25.0)	0	3 (50.0)	0	1 (16.7)	0	0	0	2 (50.0)	0	1 (20.0)	0	1 (11.1)	0	7 (33.3)	0
Alopecia	1 (25.0)	0	1 (16.7)	0	3 (50.0)	0	1 (20.0)	0	1 (25.0)	0	0	0	2 (22.2)	0	5 (23.8)	0
Anaemia	2 (50.0)	0	1 (16.7)	0	0	0	1 (20.0)	0	2 (50.0)	0	1 (20.0)	1 (20.0)	3 (33.3)	0	4 (19.0)	1 (4.8)
Peripheral sensory neuropathy	1 (25.0)	0	0	0	1 (16.7)	0	1 (20.0)	0	0	0	4 (80.0)	0	2 (22.2)	0	5 (23.8)	0
Constipation	0 (0.0)	0	1 (16.7)	0	3 (50.0)	0	0	0	1 (25.0)	0	1 (20.0)	0	0	0	6 (28.6)	0
Decreased appetite	0 (0.0)	0	1 (16.7)	0	2 (33.3)	0	0	0	2 (50.0)	0	1 (20.0)	0	0	0	6 (28.6)	0
Dizziness	0 (0.0)	0	1 (16.7)	0	2 (33.3)	0	1 (20.0)	0	0	0	2 (40.0)	0	1 (11.1)	0	5 (23.8)	0
Dysgeusia	0 (0.0)	0	0	0	2 (33.3)	0	1 (20.0)	0	2 (50.0)	0	1 (20.0)	0	1 (11.1)	0	5 (23.8)	0
Arthralgia	1 (25.0)	1 (25.0)	1 (16.7)	0	0	0	0	0	1 (25.0)	0	2 (40.0)	0	1 (11.1)	1 (11.1)	4 (19.0)	0
Dyspepsia	0 (0.0)	0	1 (16.7)	0	1 (16.7)	0	1 (20.0)	0	0	0	2 (40.0)	0	1 (11.1)	0	4 (19.0)	0
Headache	1 (25.0)	0	1 (16.7)	0	1 (16.7)	0	2 (40.0)	0	0	0	0	0	3 (33.3)	0	2 (9.5)	0
Insomnia	0 (0.0)	0	1 (16.7)	0	1 (16.7)	0	1 (20.0)	0	0	0	2 (40.0)	0	1 (11.1)	0	4 (19.0)	0
Weight decreased	0 (0.0)	0	1 (16.7)	0	2 (33.3)	0	0	0	1 (25.0)	0	1 (20.0)	0	0	0	5 (23.8)	0
Epistaxis	0 (0.0)	0	1 (16.7)	0	1 (16.7)	0	0	0	1 (25.0)	0	1 (20.0)	0	0	0	4 (19.0)	0
Hypertension	0 (0.0)	0	2 (33.3)	0	1 (16.7)	0	0	0	1 (25.0)	0	0	0	0	0	4 (19.0)	0
Hypokalaemia	0 (0.0)	0	0	0	1 (16.7)	0	1 (20.0)	0	0	0	2 (40.0)	0	1 (11.1)	0	3 (14.3)	0
Paraesthesia	0 (0.0)	0	0	0	0	0	1 (20.0)	0	0	0	3 (60.0)	0	1 (11.1)	0	3 (14.3)	0
Asthenia	0 (0.0)	0	0	0	2 (33.3)	1 (16.7)	1 (20.0)	0	0	0	0	0	1 (11.1)	0	2 (9.5)	1 (4.8)
Cough	1 (25.0)	0	2 (33.3)	0	0	0	0	0	0	0	0	0	1 (11.1)	0	2 (9.5)	0
Flushing	0 (0.0)	0	2 (33.3)	0	0	0	1 (20.0)	0	0	0	0	0	1 (11.1)	0	2 (9.5)	0
Haematochezia	1 (25.0)	0	0	0	2 (33.3)	0	0	0	0	0	0	0	1 (11.1)	0	2 (9.5)	0
Influenza like illness	1 (25.0)	0	2 (33.3)	0	0	0	0	0	0	0	0	0	1 (11.1)	0	2 (9.5)	0
Infusion related reaction	0 (0.0)	0	2 (33.3)	0	0	0	0	0	1 (25.0)	0	0	0	0	0	3 (14.3)	0
Neuropathy peripheral	0 (0.0)	0	0	0	0	0	2 (40.0)	0	1 (25.0)	0	0	0	2 (22.2)	0	1 (4.8)	0
Oedema peripheral	1 (25.0)	0	1 (16.7)	0	0	0	1 (20.0)	0	0	0	0	0	2 (22.2)	0	1 (4.8)	0
Proteinuria	1 (25.0)	0	0	0	0	0	0	0	1 (25.0)	0	1 (20.0)	0	1 (11.1)	0	2 (9.5)	0
Stomatitis	0 (0.0)	0	2 (33.3)	0	0	0	1 (20.0)	0	0	0	0	0	1 (11.1)	0	2 (9.5)	0

* Data consists of all adverse events entered into the EDC as of Nov 26, 2024, from an ongoing trial and unlocked EDC database. N: number of patients; events shown occurred in ≥10% of total patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. Columns show the absolute # of patients and (%) of the population

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mCRC program positions onvansertib for accelerated and full-approval mCRC clinical development program agreed with FDA at June 2023 Type C meeting CRDF-004 1st line RAS-mutated mCRC trial 90 patients, randomized, 2 doses of onvansertib CRDF-005 1st line RAS-mutated mCRC registrational trial 320 patients, randomized Highlights of CRDF-005 registrational trial Registrational trial designed for accelerated and full approval, as agreed with FDA ORR endpoint: For accelerated approval PFS / OS trend endpoint: For full approval Highlights of CRDF-004 exploratory trial Provide randomized clinical safety / efficacy data Confirm optimal dose in 1st line Pfizer Ignite provides clinical execution

1st line RAS-mut mCRC trial data (CRDF-004) Commercial opportunity in 1st line mCRC The broader onvansertib opportunity AGENDA

(TROV-054) Factors driving the large TAM for onvansertib in 1st line RAS-mut mCRC 1. Large Patient Population: 48,000 new US cases per year (1st line RAS-mut mCRC) Onvansertib targets all RAS-mutated mCRC1 52% RAS-mutated * Company estimates of first-line and second-line mCRC population with KRAS- and NRAS-mutated cancers. 1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929 Ph 1b/2 COMPLETED 66 evaluable patients, single arm KRAS-mutated mCRC First-line Second-line 48k mCRC RAS-mut bev naïve Annual eligible US patients* All bev naïve 23k 9.5k

Factors driving the large TAM for onvansertib in 1st line RAS-mut mCRC 2. Significant Unmet Need: No new drugs approved in 20 years FOLFOX (approved 1996) FOLFIRI (approved 2002) Chemotherapy None Targeted therapy Bevacizumab (Avastin® ) Antiangiogenic (approved 2004) / Standard of Care for 1st / 2nd line RAS-mutated mCRC includes chemo + bevacizumab

Factors driving the large TAM for onvansertib in 1st line RAS-mut mCRC 3. Straightforward adoption: No impediments to adding onvansertib to SoC Oral onvansertib is added to SoC Onvansertib + SoC is well-tolerated First-line SoC: Chemo + bevacizumab First-line SoC: Chemo + bevacizumab 28 DAY CYCLE 6 7 8 9 10 11 12 13 14 20 21 22 23 24 25 26 27 28 ONVANSERTIB ONVANSERTIB >380 patients have been dosed with onvansertib and it has been well-tolerated across multiple indications

1st line RAS-mut mCRC trial data (CRDF-004) Commercial opportunity in 1st line mCRC The broader onvansertib opportunity AGENDA

Our pipeline opens many attractive opportunities for onvansertib * For investigator-initiated trials (IITs) only, the investigator’s institution is provided. The planned first-line mPDAC trial will be conducted by an investigator to be named. mPDAC = metastatic pancreatic ductal adenocarcinoma; SCLC = small-cell lung cancer; TNBC = triple-negative breast cancer; bev= bevacizumab Line of Therapy Ph2 Ph3 mPDAC TNBC SCLC mCRC (RAS-mut) Nal-IRI/leucovorin/ 5-FU Paclitaxel None (monotherapy) FOLFIRI/bev Combination with: 1st line 1st line 2nd line 2nd line Ph 1b/2 CRDF-004 (w/Pfizer) Ph 2 Trial Ph 2 Ph 2 randomized 2nd line FOLFIRI/bev and FOLFOX/bev completed 2nd line Ph 2 IIT* NALIRIFOX FOLFIRI/bev CRDF-003 (ONSEMBLE) 2nd line completed planned completed IIT

Cardiff Oncology: Positioned to improve 1st line RAS-mut mCRC treatment First-in-Class PLK1 inhibitor Onvansertib: first well-tolerated PLK1-selective inhibitor PLK1 inhibition disrupts tumor growth several ways FDA / Pfizer FDA-agreed path to 1st line RAS-mut mCRC accelerated approval Pfizer is equity investor and has seat on SAB Pfizer provides clinical execution of 1st line trial Robust clinical data in 2L KRAS-mut mCRC Ph 1b/2 bev naïve data 73% response rate 15 month progression free survival Clinical signal from CRDF-004 1L trial 64% response rate for 30 mg onvansertib + SoC patients with deeper tumor regression 33% response rate for SoC alone patients We expect additional clinical data from our 1st line RAS-mutated mCRC trial in H1 2025

APPENDIX

FOLFIRI/Bev Treatment Emergent Adverse Effects (TEAEs)

N (% of total)	Grade 1	Grade 2	Grade 3	Grade 4	Total
Any Adverse Events	4 (100.0)	2 (50.0)	2 (50.0)	0 (0.0)	4 (100.0)
Fatigue	1 (25.0)	1 (25.0)	0 (0.0)	0 (0.0)	2 (50.0)
Nausea	2 (50.0)	0 (0.0)	0 (0.0)	0 (0.0)	2 (50.0)
Neutrophil count decreased	1 (25.0)	2 (50.0)	1 (25.0)	0 (0.0)	4 (100.0)
Neutropenia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Thrombocytopenia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
White blood cell count decreased	1 (25.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (25.0)
Lymphocyte count decreased	1 (25.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (25.0)
Diarrhoea	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Abdominal pain	1 (25.0)	0 (0.0)	1 (25.0)	0 (0.0)	2 (50.0)
Vomiting	0 (0.0)	1 (25.0)	0 (0.0)	0 (0.0)	1 (25.0)
Alopecia	1 (25.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (25.0)
Anaemia	1 (25.0)	1 (25.0)	0 (0.0)	0 (0.0)	2 (50.0)
Peripheral sensory neuropathy	0 (0.0)	1 (25.0)	0 (0.0)	0 (0.0)	1 (25.0)
Constipation	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Decreased appetite	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Dizziness	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Dysgeusia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Arthralgia	0 (0.0)	0 (0.0)	1 (25.0)	0 (0.0)	1 (25.0)
Dyspepsia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Headache	0 (0.0)	1 (25.0)	0 (0.0)	0 (0.0)	1 (25.0)
Insomnia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Weight decreased	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Epistaxis	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Hypertension	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Hypokalaemia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Paraesthesia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Asthenia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Cough	0 (0.0)	1 (25.0)	0 (0.0)	0 (0.0)	1 (25.0)
Flushing	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Haematochezia	1 (25.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (25.0)
Influenza like illness	1 (25.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (25.0)
Infusion related reaction	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Neuropathy peripheral	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Oedema peripheral	1 (25.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (25.0)
Proteinuria	1 (25.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (25.0)
Stomatitis	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)

Control arm

FOLFIRI/Bev (N=4)

- Patients received FOLFIRI+Bev

Data consists of all adverse events entered into the EDC as of Nov 26, 2024, from an ongoing trial and unlocked EDC database. N: number of patients; events shown occurred in ≥10% of total patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. TEAEs: Treatment Emergent Adverse Events; Columns show the absolute # of patients and (%) of the population

27

FOLFIRI/Bev/Onvansertib 20mg Treatment Emergent Adverse Effects (TEAEs)

N (% of total)	Grade 1	Grade 2	Grade 3	Grade 4	Total
Any Adverse Events	6 (100.0)	6 (100.0)	4 (66.7)	0 (0.0)	6 (100.0)
Fatigue	2 (33.3)	1 (16.7)	0 (0.0)	0 (0.0)	3 (50.0)
Nausea	2 (33.3)	3 (50.0)	0 (0.0)	0 (0.0)	5 (83.3)
Neutrophil count decreased	0 (0.0)	1 (16.7)	1 (16.7)	0 (0.0)	2 (33.3)
Neutropenia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Thrombocytopenia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
White blood cell count decreased	1 (16.7)	1 (16.7)	0 (0.0)	0 (0.0)	2 (33.3)
Lymphocyte count decreased	0 (0.0)	1 (16.7)	0 (0.0)	0 (0.0)	1 (16.7)
Diarrhoea	1 (16.7)	1 (16.7)	1 (16.7)	0 (0.0)	3 (50.0)
Abdominal pain	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Vomiting	1 (16.7)	2 (33.3)	0 (0.0)	0 (0.0)	3 (50.0)
Alopecia	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Anaemia	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Peripheral sensory neuropathy	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Constipation	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Decreased appetite	0 (0.0)	1 (16.7)	0 (0.0)	0 (0.0)	1 (16.7)
Dizziness	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Dysgeusia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Arthralgia	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Dyspepsia	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Headache	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Insomnia	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Weight decreased	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Epistaxis	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Hypertension	0 (0.0)	2 (33.3)	0 (0.0)	0 (0.0)	2 (33.3)
Hypokalaemia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Paraesthesia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Asthenia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Cough	1 (16.7)	1 (16.7)	0 (0.0)	0 (0.0)	2 (33.3)
Flushing	1 (16.7)	1 (16.7)	0 (0.0)	0 (0.0)	2 (33.3)
Haematochezia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Influenza like illness	2 (33.3)	0 (0.0)	0 (0.0)	0 (0.0)	2 (33.3)
Infusion related reaction	0 (0.0)	2 (33.3)	0 (0.0)	0 (0.0)	2 (33.3)
Neuropathy peripheral	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Oedema peripheral	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Proteinuria	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Stomatitis	1 (16.7)	1 (16.7)	0 (0.0)	0 (0.0)	2 (33.3)

Experimental arm

FOLFIRI/Bev/Onv 20mg (N=6)

- Patients received FOLFIRI + Bev +20 mg dose of onvansertib

Data consists of all adverse events entered into the EDC as of Nov 26, 2024, from an ongoing trial and unlocked EDC database. N: number of patients; events shown occurred in ≥10% of total patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. TEAEs: Treatment Emergent Adverse Events; Columns show the absolute # of patients and (%) of the population

28

FOLFIRI/Bev/Onvansertib 30mg Treatment Emergent Adverse Effects (TEAEs)

N (% of total)	Grade 1	Grade 2	Grade 3	Grade 4	Total
Any Adverse Events	6 (100.0)	5 (83.3)	5 (83.3)	2 (33.3)	6 (100.0)
Fatigue	3 (50.0)	0 (0.0)	0 (0.0)	0 (0.0)	3 (50.0)
Nausea	2 (33.3)	0 (0.0)	0 (0.0)	0 (0.0)	2 (33.3)
Neutrophil count decreased	1 (16.7)	0 (0.0)	1 (16.7)	0 (0.0)	2 (33.3)
Neutropenia	0 (0.0)	0 (0.0)	1 (16.7)	2 (33.3)	3 (50.0)
Thrombocytopenia	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
White blood cell count decreased	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Lymphocyte count decreased	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Diarrhoea	5 (83.3)	1 (16.7)	0 (0.0)	0 (0.0)	6 (100.0)
Abdominal pain	1 (16.7)	1 (16.7)	0 (0.0)	0 (0.0)	2 (33.3)
Vomiting	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Alopecia	3 (50.0)	0 (0.0)	0 (0.0)	0 (0.0)	3 (50.0)
Anaemia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Peripheral sensory neuropathy	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Constipation	1 (16.7)	2 (33.3)	0 (0.0)	0 (0.0)	3 (50.0)
Decreased appetite	0 (0.0)	2 (33.3)	0 (0.0)	0 (0.0)	2 (33.3)
Dizziness	0 (0.0)	2 (33.3)	0 (0.0)	0 (0.0)	2 (33.3)
Dysgeusia	2 (33.3)	0 (0.0)	0 (0.0)	0 (0.0)	2 (33.3)
Arthralgia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Dyspepsia	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Headache	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Insomnia	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Weight decreased	1 (16.7)	1 (16.7)	0 (0.0)	0 (0.0)	2 (33.3)
Epistaxis	1 (16.7)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)
Hypertension	0 (0.0)	1 (16.7)	0 (0.0)	0 (0.0)	1 (16.7)
Hypokalaemia	0 (0.0)	1 (16.7)	0 (0.0)	0 (0.0)	1 (16.7)
Paraesthesia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Asthenia	0 (0.0)	1 (16.7)	1 (16.7)	0 (0.0)	2 (33.3)
Cough	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Flushing	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Haematochezia	2 (33.3)	0 (0.0)	0 (0.0)	0 (0.0)	2 (33.3)
Influenza like illness	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Infusion related reaction	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Neuropathy peripheral	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Oedema peripheral	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Proteinuria	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Stomatitis	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)

Experimental arm

FOLFIRI/Bev/Onv 30mg (N=6)

- Patients received FOLFIRI + Bev + 30 mg dose of onvansertib
- Grade 4 neutropenia in both patients resolved in 9 and 16 days. Treatment was delayed by 7 and 15 days, respectively until the AE resolved.
- Both patients are still on study treatment.

Data consists of all adverse events entered into the EDC as of Nov 26, 2024, from an ongoing trial and unlocked EDC database. N: number of patients; events shown occurred in ≥10% of total patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. TEAEs: Treatment Emergent Adverse Events; Columns show the absolute # of patients and (%) of the population

29

FOLFOX/Bev Treatment Emergent Adverse Effects (TEAEs)

N (% of total)	Grade 1	Grade 2	Grade 3	Grade 4	Total
Any Adverse Events	4 (80.0)	5 (100.0)	2 (40.0)	1 (20.0)	5 (100.0)
Fatigue	3 (60.0)	0 (0.0)	1 (20.0)	0 (0.0)	4 (80.0)
Nausea	1 (20.0)	2 (40.0)	0 (0.0)	0 (0.0)	3 (60.0)
Neutrophil count decreased	0 (0.0)	0 (0.0)	1 (20.0)	1 (20.0)	2 (40.0)
Neutropenia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Thrombocytopenia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
White blood cell count decreased	0 (0.0)	2 (40.0)	0 (0.0)	0 (0.0)	2 (40.0)
Lymphocyte count decreased	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Diarrhoea	1 (20.0)	1 (20.0)	0 (0.0)	0 (0.0)	2 (40.0)
Abdominal pain	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Vomiting	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Alopecia	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Anaemia	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Peripheral sensory neuropathy	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Constipation	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Decreased appetite	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Dizziness	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Dysgeusia	0 (0.0)	1 (20.0)	0 (0.0)	0 (0.0)	1 (20.0)
Arthralgia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Dyspepsia	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Headache	2 (40.0)	0 (0.0)	0 (0.0)	0 (0.0)	2 (40.0)
Insomnia	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Weight decreased	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Epistaxis	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Hypertension	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Hypokalaemia	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Paraesthesia	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Asthenia	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Cough	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Flushing	0 (0.0)	1 (20.0)	0 (0.0)	0 (0.0)	1 (20.0)
Haematochezia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Influenza like illness	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Infusion related reaction	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Neuropathy peripheral	0 (0.0)	2 (40.0)	0 (0.0)	0 (0.0)	2 (40.0)
Oedema peripheral	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Proteinuria	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Stomatitis	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)

Control arm

FOLFOX/Bev (N=5)

- Patients received FOLFOX+ Bev
- Grade 4 neutropenia resolved in 8 days. Treatment was delayed for 8 days until the AE resolved.
- Patient is still on study treatment.

Data consists of all adverse events entered into the EDC as of Nov 26, 2024, from an ongoing trial and unlocked EDC database. N: number of patients; events shown occurred in ≥10% of total patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. TEAEs: Treatment Emergent Adverse Events; Columns show the absolute # of patients and (%) of the population

30

FOLFOX/Bev/Onvansertib 20mg Treatment Emergent Adverse Effects (TEAEs)

N (% of total)	Grade 1	Grade 2	Grade 3	Grade 4	Total
Any Adverse Events	4 (100.0)	4 (100.0)	3 (75.0)	0 (0.0)	4 (100.0)
Fatigue	2 (50.0)	1 (25.0)	0 (0.0)	0 (0.0)	3 (75.0)
Nausea	2 (50.0)	2 (50.0)	0 (0.0)	0 (0.0)	4 (100.0)
Neutrophil count decreased	2 (50.0)	0 (0.0)	1 (25.0)	0 (0.0)	3 (75.0)
Neutropenia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Thrombocytopenia	1 (25.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (25.0)
White blood cell count decreased	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Lymphocyte count decreased	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Diarrhoea	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Abdominal pain	0 (0.0)	1 (25.0)	0 (0.0)	0 (0.0)	1 (25.0)
Vomiting	2 (50.0)	0 (0.0)	0 (0.0)	0 (0.0)	2 (50.0)
Alopecia	1 (25.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (25.0)
Anaemia	0 (0.0)	2 (50.0)	0 (0.0)	0 (0.0)	2 (50.0)
Peripheral sensory neuropathy	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Constipation	1 (25.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (25.0)
Decreased appetite	1 (25.0)	1 (25.0)	0 (0.0)	0 (0.0)	2 (50.0)
Dizziness	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Dysgeusia	2 (50.0)	0 (0.0)	0 (0.0)	0 (0.0)	2 (50.0)
Arthralgia	1 (25.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (25.0)
Dyspepsia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Headache	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Insomnia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Weight decreased	1 (25.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (25.0)
Epistaxis	0 (0.0)	1 (25.0)	0 (0.0)	0 (0.0)	1 (25.0)
Hypertension	0 (0.0)	1 (25.0)	0 (0.0)	0 (0.0)	1 (25.0)
Hypokalaemia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Paraesthesia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Asthenia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Cough	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Flushing	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Haematochezia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Influenza like illness	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Infusion related reaction	0 (0.0)	1 (25.0)	0 (0.0)	0 (0.0)	1 (25.0)
Neuropathy peripheral	0 (0.0)	1 (25.0)	0 (0.0)	0 (0.0)	1 (25.0)
Oedema peripheral	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Proteinuria	0 (0.0)	1 (25.0)	0 (0.0)	0 (0.0)	1 (25.0)
Stomatitis	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)

Experimental arm

FOLFOX/Bev/Onv 20mg (N=4)

- Patients received FOLFOX+ Bev +20 mg dose of onvansertib

Data consists of all adverse events entered into the EDC as of Nov 26, 2024, from an ongoing trial and unlocked EDC database. N: number of patients; events shown occurred in ≥10% of total patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. TEAEs: Treatment Emergent Adverse Events; Columns show the absolute # of patients and (%) of the population

31

FOLFOX/Bev/Onvansertib 30mg Treatment Emergent Adverse Effects (TEAEs)

N (% of total)	Grade 1	Grade 2	Grade 3	Grade 4	Total
Any Adverse Events	5 (100.0)	4 (80.0)	3 (60.0)	0 (0.0)	5 (100.0)
Fatigue	3 (60.0)	0 (0.0)	0 (0.0)	0 (0.0)	3 (60.0)
Nausea	1 (20.0)	1 (20.0)	0 (0.0)	0 (0.0)	2 (40.0)
Neutrophil count decreased	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Neutropenia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Thrombocytopenia	1 (20.0)	1 (20.0)	0 (0.0)	0 (0.0)	2 (40.0)
White blood cell count decreased	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Lymphocyte count decreased	0 (0.0)	0 (0.0)	1 (20.0)	0 (0.0)	1 (20.0)
Diarrhoea	1 (20.0)	1 (20.0)	0 (0.0)	0 (0.0)	2 (40.0)
Abdominal pain	0 (0.0)	2 (40.0)	0 (0.0)	0 (0.0)	2 (40.0)
Vomiting	0 (0.0)	1 (20.0)	0 (0.0)	0 (0.0)	1 (20.0)
Alopecia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Anaemia	0 (0.0)	0 (0.0)	1 (20.0)	0 (0.0)	1 (20.0)
Peripheral sensory neuropathy	3 (60.0)	1 (20.0)	0 (0.0)	0 (0.0)	4 (80.0)
Constipation	0 (0.0)	1 (20.0)	0 (0.0)	0 (0.0)	1 (20.0)
Decreased appetite	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Dizziness	2 (40.0)	0 (0.0)	0 (0.0)	0 (0.0)	2 (40.0)
Dysgeusia	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Arthralgia	2 (40.0)	0 (0.0)	0 (0.0)	0 (0.0)	2 (40.0)
Dyspepsia	1 (20.0)	1 (20.0)	0 (0.0)	0 (0.0)	2 (40.0)
Headache	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Insomnia	2 (40.0)	0 (0.0)	0 (0.0)	0 (0.0)	2 (40.0)
Weight decreased	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Epistaxis	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Hypertension	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Hypokalaemia	2 (40.0)	0 (0.0)	0 (0.0)	0 (0.0)	2 (40.0)
Paraesthesia	3 (60.0)	0 (0.0)	0 (0.0)	0 (0.0)	3 (60.0)
Asthenia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Cough	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Flushing	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Haematochezia	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Influenza like illness	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Infusion related reaction	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Neuropathy peripheral	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Oedema peripheral	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)
Proteinuria	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)
Stomatitis	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)

Experimental arm

FOLFOX/Bev/Onv 30mg (N=5)

- Patients received FOLFOX+ Bev + 30 mg dose of onvansertib

Data consists of all adverse events entered into the EDC as of Nov 26, 2024, from an ongoing trial and unlocked EDC database. N: number of patients; events shown occurred in ≥10% of total patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. TEAEs: Treatment Emergent Adverse Events; Columns show the absolute # of patients and (%) of the population

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